UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – May 27, 2014

BLVD HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On May 29, 2014, BLVD Holdings, Inc. (the “Registrant” or the ‘Company”) notified Sadler, Gibb & Associates, LLC (“Sadler”) that it has been dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Sadler as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on May 27, 2014. Except as noted in the paragraph immediately below, the reports of Sadler on the Company’s financial statements for the years ended December 31, 2013 and 2012 and for the period from June 11, 2012 (date of inception) through December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Sadler on the Company’s financial statements as of and for the years ended December 31, 2013 and 2012 and for the period from June 11, 2012 (date of inception) though December 31, 2013 contained explanatory paragraphs which noted the Company has accumulated losses from operations from its inception which raises doubt about its ability to continue as a going concern.

During the years ended December 31, 2013 and 2012 and for the period from June 11, 2012 (date of inception) through December 31, 2013 and through May 29, 2014, the Company has not had any disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Sadler’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2013 and 2012 and for the period from June 11, 2012 (date of inception) through December 31, 2013 and through May 29, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Sadler is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On May 27, 2014 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 8.01 OTHER EVENTS

On May 27, 2014, the Company issued a press release. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit List

Exhibit	Description

16.1	Letter from Sadler, Gibb & Associates, LLC.

99.1	BLVD Holdings, Inc. press release, dated May 27, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLVD HOLDINGS, INC.

Dated: May 29, 2014	By:	/s/ John G. Simmonds
Name: John G. Simmonds
Title: Chief Executive Officer